Annual Meeting December 2013 NYSE MKT: ADK AdCare Health Systems, Inc. “Setting the Standard for Senior Care” ® EXHIBIT 99.1

The Finest in Senior Living Management NYSE MKT: ADK Forward-Looking Statements Any forward-looking statements made in this presentation are based on management's current expectations, assumptions and beliefs about the Company’s business and the environment in which AdCare operates. These statements are subject to risks and uncertainties that could cause the Company’s actual results to materially differ from those expressed or implied on the call. Readers should not place undue reliance on forward-looking statements and are encouraged to review the Company’s SEC filings for more complete discussion of factors that could impact the Company’s results. Except as required by federal securities laws, AdCare does not undertake to publicly update or revise any forward-looking statements, where changes arise as a result of new information, future events, changing circumstances or for any other reason. In addition, any AdCare facility or business the Company may mention today is operated by a separate independent operating subsidiary that has its own management, employees and assets. References to the consolidated company and its assets and activities, as well as the use of terms like “we,” “us,” “our” and similar verbiage are not meant to imply that AdCare Health Systems, Inc. has direct operating assets, employees or revenue or that any of the operations are operated by the same entity. Also, the Company supplements its GAAP reporting with non-GAAP metrics, such as Adjusted EBITDA and EBITDAR. When viewed together with the Company’s GAAP results, these measures can provide a more complete understanding of its business. They should not be relied upon to the exclusion of GAAP financial measures. A reconciliation of these measures to GAAP is available in the Company’s latest earning release. This presentation is copyright 2013 by AdCare Health Systems, Inc. 2

The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 3

The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 4

The Finest in Senior Living Management NYSE MKT: ADK Building from existing Ohio base of 526 beds/units in 2010 6 3 0 1 ,1 1 3 1 ,2 4 7 1 ,5 5 1 1 ,8 5 0 1 ,9 5 6 2 ,1 9 0 2 ,2 8 5 2 ,6 8 7 3 ,0 0 1 3 ,0 8 1 3 ,2 0 9 3 ,3 8 8 3 ,6 8 8 4 ,0 7 2 4 ,1 4 9 4 ,2 8 3 4 ,3 9 2 4 ,5 1 3 4 ,7 8 1 ALF CVIE 7-1-10 Four SNF Closed 7-30-10 One SNF Closed 9-2-10 Two SNF Closed 10-1-10 Two SNF Closed 11-2-10 SNF Closed 12-31-10 Two SNF Closed 5-1-11 SNF Closed 6-1-12 Four SNF Closed 7-30-11 Five SNF MGD 8-1-11 SNF Closed 10-31-11 SNF & ALF Closed 12-2-11 SNF & ALF Closed 12-30-11 Three SNF MGD 1- 1-12 Three SNF Closed 3-30-12 SNF Closed 4-30-12 SNF Closed 7-2-12 SNF Closed 7-3-12 SNF Closed 8-17-12 Three SNF Closed 12-31-12 AdCare Bed/Unit Growth (Cumulative Totals) Building from existing Ohio base of 526 bed/units in 2010 M&A Activity: Bed/Unit Acquisition Growth | 2010 | 2011 | 2012 | 2013 5 Chris Brogdon & Boyd Gentry join ADK Board Boyd Gentry becomes ADK CEO

The Finest in Senior Living Management NYSE MKT: ADK Historical Highlights 6 $27 $53 $151 $202 $225 2009 2010 2011 2012 2013 annualized Revenue Growth ($ in Millions)

AdCare NYSE MKT: ADK The Finest in Senior Living Management

Historical Highlights

Where we operate…

- M&A campaign expanded AdCare's presence beyond its original base in *Ohio* to Georgia, Alabama, North Carolina, Oklahoma, Arkansas, Missouri and South Carolina
- Achieved critical mass, operating and managing **47** facilities, with a total of ~**4,781** beds/units in service
- Focus on **portfolio optimization:**
  - Divesting non-core or non-profitable facilities
  - Future M&A will strengthen existing markets


ND
SD
NE
KS
OK
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
DC
MD
AdCare Facility Locations

SNF= Skilled Nursing Facility ALF = Assisted Living Facility

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The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 8

The Finest in Senior Living Management NYSE MKT: ADK Optimization Strategy & Process Valuation creation AdCare’s recent acquisitions have had an average facility Medicare rate of $405 per day at the time of acquisition vs. company’s average facility Medicare rate of $449 at Sept. 2013. Identify Facilities Not Operating at Optimized Medicare Census or Reimbursement Rates Acquire at Market Clearing Price  Increase Medicare Census  Optimize Reimbursement Rates  Integrate with Infrastructure Value Creation The company’s operating team has a proven record of increasing the Medicare census and rates of its acquisitions Achieved a 34% increase in Medicare census in its acquired facilities Census improvement resulted in quality mix increase to 15.8% for entire company vs. average of 10.9% at time of acquisition 9

The Finest in Senior Living Management NYSE MKT: ADK Recent Optimization Example: Glenvue Health & Rehab Once under the AdCare umbrella, the company has effectively optimized acquired facilities 15 months after acquiring Glenvue, AdCare was able to raise the average daily Medicare census from 10 to 13 — up 30% Further, after 15 months, AdCare raised Medicare PPD (Per Patient Day) from $388 to $422 — up 9% Since Medicare PPD is the average rate a facility can charge to Medicare per patient per day, any increase in rate has a direct correlation to increased profitability 10 $388 10 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Months of AdCare Ownership Medicare Optimization Avg Medicare PPD Avg Daily Medicare Census $422 13

The Finest in Senior Living Management NYSE MKT: ADK Facility Optimization: Glenvue Health & Rehab Performance Comparison* 11 ($ thousands) At Acquisition Fifth Quarter Under AdCare Urban Facility Example Annualized Annualized Jul-Sept 2013 Revenues $6,419 $9,543 EBITDA $ $566 $2,137 EBITDA % 8.8% 22.4% Total Beds 134 134 Occupancy % 77.2% 83.1% % Medicare Patients 5.2% 11.8% Avg. Daily Medicare Rate (Period End) $280 $422 *This case study may not be representative of any other company acquisitions or new leases. Glenvue Health & Rehab Glenville, GA

The Finest in Senior Living Management NYSE MKT: ADK 297 399 0 50 100 150 200 250 300 350 400 450 At Acquisition At Sept. 2013 A ve ra ge D ai ly Ce n su s Average Daily Medicare Census Optimization Portfolio Optimization 12 Over the past year, AdCare has been able to significantly increase the average daily census of acquired facilities operated. Average daily census represents average number of Medicare patients occupying beds at any given time. Most facilities experience a certain amount of churn as patients enter and leave. The average daily census allows the company to measure progress. AdCare has been able to significantly increase the average daily census of facilities acquired, representing a direct increase in profitability over time. Additionally, the company has increased the average per day Medicare reimbursement of acquired facilities by ~11%. $405 $449 0 50 100 150 200 250 300 350 400 450 500 At Acquisition At Sept. 2013 Medi care P P D ($ p e r d ay ) Average Medicare Rate Optimization PPD = Per Patient Day

AdCare NYSE MKT: ADK The Finest in Senior Living Management

Ownership of Facilities Key to Value

Company	Ticker	EV	EBITDA	% Owned	Unlock Real Estate Value
The Ensign Group	ENSG	$1.12B	$121.3M	81%	
Kindred Healthcare	KND	$2.00B	$386.7M	21%	
Diversicare Healthcare	DVCR	$76.3M	$6.2M	25%	
Skilled Healthcare	SKH	$609.5M	$81.7M	73%	
AdCare Health Systems	**ADK**	**$210.1M**	**$9.5M**	**68%**	

As of 11/13/13

Ownership = Premium

- Valuations generally higher for operators that "own" rather than "rent" the underlying facilities.
- Significant barriers to entry for new SNF development / construction.
- Historically, a transaction is required to unlock real estate value
  - Weighted average cost per bed for AdCare portfolio = $53,114/bed
  - 2012 average price paid was $60,400/bed – *excluding REIT deals*
  - 2012 average price paid by a REIT was $89,300/bed

Source: Levin Associates

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The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 14

The Finest in Senior Living Management NYSE MKT: ADK 15 Annual Performance Expense structure improved; Re-focusing on top-line growth 15 $53.2 $53.5 $56.2 $56.4 $55.9 $48.2 $51.0 $52.3 $51.7 $50.5 $5.0 $2.5 $3.9 $4.7 $5.4 $ m ill io n s Revenue Operating Expenses* Adj. EBITDAR Q3 13 Q2 13 Q1 13 Q4 12 Q3 12 Four consecutive quarters of sequential EBITDAR improvement

The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 16

The Finest in Senior Living Management NYSE MKT: ADK Next Steps: Path to Profitability ADK has increased the Skilled Mix of new facilities from ~ 10% to 15% at 3Q’13 Total Occupancy 3Q’13 YTD = 77% 17 Increase Occupancy and Skilled Mix Skilled Sub-Acute patients are twice as profitable on a per patient day basis as custodial residents In rural, non-medical center markets, increasing custodial residents provides a leveraging of ADK’s operational model Improving Skilled Mix 100 basis points (i.e., to 16%) could increase Operating Profit $1.8M to $2.2M Increasing total Occupancy 100 basis points (i.e., to 78%), without changing mix, could increase Operating Profit $750K to $1.3M

The Finest in Senior Living Management NYSE MKT: ADK Next Steps: Path to Profitability, continued 18 Selectively exit unprofitable facilities Strategically acquire facilities Reviewing three facilities for possible divestiture with total YTD annualized losses of apx. $1M These facilities are leased and were acquired early in ADK’s growth phase Leverage corporate overhead ADK corporate overhead run rate = 8.2% of revenues Three larger industry comps average apx = 5.0% of revenues Newly acquired facilities, in existing geographic footprint, require 2-3% incremental overhead

The Finest in Senior Living Management NYSE MKT: ADK Next Steps: Path to Profitability, continued 19 Selectively refinance facility mortgage debt with lower cost HUD financing ADK has 24 separate mortgages totaling $136M at an average interest rate of 6.6% HUD refinancing is currently being completed at 5.1%, 30-year fixed ADK has ten of these mortgages in various stages of the HUD refinancing process Pace at which facilities can be refinanced is influenced by: Underlying facility performance HUD financing queue Existing mortgage prepayment flexibility, etc.

The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 20

The Finest in Senior Living Management NYSE MKT: ADK Corporate Governance Matters Annual Shareholder Meeting: Moved to Atlanta New Director: Michael Fox Significant shareholder Controls 750,000 ADK shares Smaller, Reconstituted Board Have accepted the resignation of three legacy directors effective January 1st Decreases the board to seven directors Reconstituted compensation structure Directors, several executives agree to take portion of compensation in options Will reduce 2014 cash compensation outlays Better aligns leadership with shareholders 21

The Finest in Senior Living Management NYSE MKT: ADK AdCare 2013 Annual Meeting Presentation • Historical Highlights • Value Creation Model • Recent Progress • Next Steps: Path to Profitability • Corporate Governance Enhancement • Questions and Answers 22

The Finest in Senior Living Management NYSE MKT: ADK For More Information Company Contacts Boyd Gentry, CEO AdCare Health Systems, Inc., Atlanta, Georgia Tel 678.869.5116 • www.adcarehealth.com Investor Relations Brett Maas, Managing Partner Hayden IR • www.haydenir.com • Tel 646.536.7331 23